Joint Filer Information

Name:  Empire GP, L.L.C.
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Digital Video Systems, Inc. (DVID)
Date of Event Requiring Statement:   03/18/05

Signature: Empire GP, L.L.C.

                  By:
                  -----------------------------------------------------------
                  Name: Scott A. Fine
                  Title: member

                  By:
                  -----------------------------------------------------------
                  Name: Peter J. Richards
                  Title: member

Name:  Empire Capital Management, L.L.C.
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Digital Video Systems, Inc. (DVID)
Date of Event Requiring Statement:   03/18/05

Signature: Empire Capital Management, L.L.C.

                  By:
                  -----------------------------------------------------------
                  Name: Scott A. Fine
                  Title: managing member

                  By:
                  -----------------------------------------------------------
                  Name: Peter J. Richards
                  Title: managing member


Name:  Scott A. Fine
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Digital Video Systems, Inc. (DVID)
Date of Event Requiring Statement:   03/18/05

Signature: Scott A. Fine

                  By:
                  -----------------------------------------------------------
                  Name: Scott A. Fine, individually

Name:  Peter J. Richards
Address:   1 Gorham Island, Westport, CT 06880
Designated Filer:  Empire Capital Partners, L.P.
Issuer:  Digital Video Systems, Inc. (DVID)
Date of Event Requiring Statement:   03/18/05

Signature: Peter J. Richards

                  By:
                  -----------------------------------------------------------
                  Name: Peter J. Richards, individually